Exhibit 10.14



                              MANAGEMENT AGREEMENT
                                 By and Between


                            TJ HOLDING COMPANY, INC.
                                       and
                              T.J. CINNAMONS, INC.


                           Dated as of August 29, 1996

                              MANAGEMENT AGREEMENT

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----
 Recitals of Fact...........................................................  1
 1. Appointment of Manager .................................................  2
 2. Term ...................................................................  2
 3. Compensation to Manager ................................................  3
 4. Certain Duties of TJC ..................................................  3
 5. Certain Duties of Manager ..............................................  4
 6. Advertising ............................................................  4
 7. Proprietary Marks ......................................................  9
 8. TJC Franchise Agreements ...............................................  5
 9. Accounts and Records ...................................................  5
 10. Insurance .............................................................  6
 11. Management Authority ..................................................  6
 12. Indemnification .......................................................  6
 13. General Provisions ....................................................  7

EXHIBIT A - TJC Bakeries and TJC Retail Locations

                              MANAGEMENT AGREEMENT

     THIS MANAGEMENT AGREEMENT (the "Agreement") is made as of the 29th day of August, 1996, by and between TJ HOLDING COMPANY, INC., a Delaware corporation ("Manager"), and T.J. CINNAMONS, INC., a Delaware corporation ("TJC").

                                RECITALS OF FACT

     A. TJC owns and operates, and franchises others ("Franchisees") pursuant to Franchise Agreements ("Franchise Agreements") to operate, retail locations that offer and sell gourmet cinnamon rolls, other bakery products, and beverages, and are identified by certain trade names, trademarks, service marks, logos, signs, and emblems, including, without limitation the mark "T.J. CINNAMONS" (the "Proprietary Marks"). The retail locations are referred to as "TJC Bakeries."
TJC has also licensed or permitted others ("Retail Licensees") to use the Proprietary Information (defined below) to prepare and sell a limited variety of TJC products (defined under the License Agreement defined below) at or from certain retail locations other than TJC Bakeries (referred to herein as "TJC Retail Locations"). The TJC Bakeries and the The Retail Locations are identified in Exhibit A. For the purposes of this Management Agreement, the TJC Bakeries, along with the Franchise Agreements, the New York Bakery (defined below), and the TJC Retail Locations, along with the agreements governing those locations, are referred to collectively as "the TJC Franchise System."

     B. Manager has acquired from TJC pursuant to a purchase agreement of even date herewith, and is the owner of, the Proprietary Marks, secret recipes, and technical information (collectively, "Proprietary Information") related to the baking of gourmet cinnamon rolls and related bakery products; and Arby's, Inc., an affiliate of Manager, and TJC have entered into a license agreement of even date herewith (the "License Agreement") for the use by TJC of the Proprietary Marks and the Proprietary Information to continue to service its existing Franchisees and Retail Licensees, and to operate its TJC Bakery in Poughkeepsie, New York (the "New York Bakery").

     C. In accordance with the License Agreement, TJC has agreed to operate the New York Bakery in accordance with the terms and conditions of a Franchise Agreement, and to perform the duties and obligations of "franchisee" under the Franchise Agreement.

     D. Manager or Arby's, Inc. owns and operates, and franchises others to operate, various retail restaurant concepts, and has experience as a franchisor, operator, and manager of restaurants.

     E. TJC desires to engage Manager to manage and operate the TJC Franchise System TJC's behalf, including exercising the rights of TJC as TJC's agent, and discharging the obligations of TJC under the terms of the Franchise Agreements and the agreements with the

Retail Licensees. For the purposes of this Management Agreement only, the term Franchise Agreement shall be deemed to include the agreements with the Retail Licensees.

     F. Any capitalized term not defined herein will have the meaning ascribed to it under the Franchise Agreements.

     With reference to the above-stated Recitals of Fact, and in consideration of the mutual covenants contained herein and other good valuable consideration, the receipt of which is hereby acknowledged, TJC and Manager agree as follows:

1. Appointment of Manager

     1.1 Appointment of Manager. TJC hereby appoints and engages Manager, and Manager hereby accepts sole and exclusive appointment, on the terms and conditions hereinafter provided, to maintain, operate, manage, and supervise the TJC Franchise System on behalf of TJC.

     1.2 Delegation of Authority. Except as otherwise provided herein, the duties and responsibilities of TJC under each Franchise Agreement shall be undertaken and exercised by Manager, and the operations of the TJC Bakeries and Retail Locations shall be supervised, directed, and controlled by Manager in accordance with, but only to the extent permitted under, the Franchise Agreements. Consistent with the provisions of this Agreement, Manager shall be responsible for, and have full power, authority, discretion, and control (free from unreasonable interference, interruption, or disturbance from TJC) in all matters relating to the operation, management, and maintenance of the Franchise System, including, without limitation, assistance to and supervision of Franchisees and Retail Licensees; enforcement of quality control standards; collection of royalties and other payments; administration of the advertising program; and, generally, all activities that Manager may determine to be necessary or appropriate for the operation, management, and maintenance of the Franchise System. In addition, Manager shall comply with the specific duties and obligations set forth in Section 5 and Section 6 hereto. TJC appoints Manager as its attorney-in-fact, and delegates to Manager full responsibility and authority to carry out its obligations and exercise all of its rights, including the right to receive royalty fees and enforce their collection, in compliance with the terms of the Franchise Agreements and all agreements ancillary to the Franchise Agreements, under which the TJC Bakeries and Retail Locations operate.

     2. Term

     2.1 Term. The Term of this Agreement shall commence on the date hereof, and unless sooner terminated in accordance with the terms herein, shall expire as of the date of the expiration or termination of the last Franchise Agreement remaining in effect. TJC acknowledges and agrees that it has no right to grant new or additional franchises, and that it may grant only renewals, extensions, or transfers of existing Franchise Agreements, subject to the restrictions in the License Agreement.

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

     2.2 Early Termination. This Agreement and the obligations of the parties hereunder shall cease prior to expiration of the Term hereof upon the occurrence of any of the following circumstances:

          2.2.1 In the event that TJC or Manager materially violates any of their respective covenants and agreements herein, or defaults in the performance of or is grossly negligent in carrying out any of their respective obligations hereunder, and shall not commence to cure such failure within thirty (30) days after written notice from the other party hereto, then such other party may terminate this Agreement upon prior written notice to the defaulting party; or

          2.2.2 In the event TJC is dissolved, or transfers all of its rights and obligations under all of the Franchise Agreements and all of its rights, title and interest to the New York Bakery, the Manager may terminate this Agreement at the time of such dissolution or transfer;

          2.2.3 In the event Manager acquires all of TJC's rights, title, and interest in and to the Franchise Agreements, excluding the agreements with Retail Licensees, as provided for under the License Agreement.

3. Compensation to Manager

     In consideration of Manager's duties hereunder, Manager shall retain all of the royalty fees collected by Manager under each Franchise Agreement. In the event a Franchisee fails to pay Manager the royalty fee required under the Franchise Agreement, and if TJC fails to terminate said Franchisee as permitted under the TJC Franchise Agreements, TJC hereby authorizes Manager to undertake in its sole discretion, such actions against Franchisee that Manager determines to recover the monies owed, which may include filing suit against a Franchisee jointly with, or on behalf of, TJC, and Manager may cease providing services to Franchisee pursuant to this Agreement.

4.   Certain Duties of TJC

     4.1 Franchise System Information. TJC shall provide to Manager all information concerning the TJC Franchise System which it has or which may come into its possession which Manager needs to supervise the TJC Franchise System. Such information shall include, without limitation, copies of the Franchise Agreements, including all addenda and amendments; names, addresses and telephone and facsimile numbers of all Franchisees and their managers; reports on prior defaults by franchisees, sales and revenue reports; royalty payments and delinquency reports; copies of bulletins and notices to the Franchise System, and such other information as Manager may reasonably request.

     4.2 TJC Actions. TJC shall take all such actions that are reasonably necessary for Manager to exercise its rights and perform its duties under the Franchise Agreements.


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

     4.3 Marketing.  In response to Manager's  Annual Marketing Plan (defined in
Section 6.1) submitted to TJC as required in Section 6.1, TJC shall,  within ten
(10) days of receipt of such Annual Marketing Plan, advise Manager of any objections to such Annual Marketing Plan, and shall work with Manager to resolve any differences.

5. Certain Duties of Manager

     Manager's obligation to manage and supervise the Franchise System in accordance with the Franchise Agreements shall include the following duties:

     5.1 Inspections of TJC Bakeries. Manager shall conduct inspections of the TJC Bakeries and each Franchisee's operation under the Franchise Agreement, and shall enforce the quality control standards established by TJC, which shall be in conformance with the License Agreement with Manager. Manager shall take such actions as Manager deems reasonably necessary to enforce the quality control standards of the Franchise System and the other requirements of the Franchise Agreements, including, without limitation, issuing notices of default and termination under the Franchise Agreements, subject to the provisions of Section
8.2 hereof.

     5.2 Reports of Manager's Activities. Manager shall provide periodic reports to TJC regarding Manager's actions under the Franchise Agreements, including, without limitation, reports and information concerning (a) notices and communications sent to Franchisees regarding (i) the "Required Products" and "Permitted Products" under the Franchise Agreement, and (ii) updates and revisions to the standards and specifications for the operation of TJC Bakeries under the Franchise System; (b) the training and assistance provided by Manager to TJC Franchisees; and (c) Manager's review and approval of products and supplies, and the introduction of any new product or supply. TJC shall have no right to prohibit the introduction by Manager of any new product or supply, unless such action by Manager would be a violation of a Franchise Agreement or the License Agreement.

     5.3 Revenue Reports. Manager shall provide to TJC, on the twentieth (20th) day of April, July, October, and January, quarterly reports containing the Franchisees' sales, royalty fees, advertising fees, and accounts receivable data for the preceding calendar quarter; to the extent Manager has received such information from the Franchisees.


6. Advertising

     6.1 Annual Marketing Plan. By no later than September 30 each year, Manager shall provide TJC with a proposed plan for system-wide, regional, cooperative, local, and in-store advertising, marketing and promotional materials and programs (the "Annual Marketing Plan") for the next calendar year. TJC shall provide Manager with any specific objections or changes to the Annual Marketing Plan. Following Manager's and TJC's discussion and resolution of any differences, Manager shall implement the Annual Marketing Plan (as it may be revised pursuant to any discussions with TJC).

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

     6.2 National Advertising Fund. Manager shall deposit into the National Advertising Fund all advertising fees collected from Franchisees in accordance with the requirements of the Franchise Agreement. Manager shall manage the National Advertising Fund for the benefit of the System, in accordance with the terms and conditions in the Franchise Agreements. Manager shall utilize the National Advertising Fund in a manner consistent with the Annual Marketing Plan.

     6.3 Advertising Materials. Manager shall prepare such advertising and marketing material for the Franchise System as Manager deems necessary, and in accordance with TJC's obligations under the Franchise Agreements.

7. Proprietary Marks

     TJC hereby delegates and assigns to Manager, TJC's rights to control Franchisees' use of the Proprietary Marks, and TJC's rights to direct, control, and supervise all actions, administrative proceedings, or litigation involving the Proprietary Marks, including the settlement thereof.

8. TLJ Franchise Agreements

     8.1 Renewals and Transfers. Manager shall not have the right to grant renewals, extensions, or transfers of a Franchise Agreement or ownership interests in a Franchisee or Retail Licensee, except as specifically directed by TJC, on behalf of TJC.

     8.2 Termination. Manager shall not have the right to terminate any TJC Franchise Agreement. In the event Manager believes that a Franchisee is in default of the Franchise Agreement, Manager shall recommend to TJC an appropriate course of action. If TJC decides to terminate a Franchise Agreement, TJC shall provide copies of all notices of termination to Manager prior to delivery to Franchisee. If instructed by TJC, Manager shall send a notice of default or termination on behalf of and as agent for, TJC, as may be permitted under the Franchise Agreement and applicable law.

9. Accounts and Records

     9.1 Books and Records. In addition to the reports specified in Section 5.2, Manager shall maintain such books and records as Manager deems necessary to provide quarterly reports to TJC regarding the status and activities of the Franchise System. TJC shall have the right, at all times, to inspect all books and records with respect to the TJC Bakeries, and the books and records created by Manager that pertain solely to Manager's activities pursuant to this Agreement.

     9.2 Tax Returns. TJC and Manager each shall be responsible for the preparation of their respective income tax forms, reports, and returns required by any federal, state, county, municipal authority.


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



10. Insurance

     Manager shall not be required to maintain any insurance policies in addition to its current policies maintained by it with respect to its franchising activities of other restaurant systems. TJC shall maintain insurance policies of the type and amount TJC carried as of May 31, 1996, as specified in the License Agreement.

11. Management  Authority

     11.1 Contracts. Except as prohibited by TJC, Manager is authorized to make and enter to all such contracts and agreements as are required, in Manager's reasonable business judgment, for the operation, maintenance, and service of the Franchise System.

     11.2 Employment of Personnel. Manager shall utilize its employees to perform the services required hereunder. Except for the compensation specified in Section 3, Manager shall not be entitled to payment or reimbursement from TJC, for any reasonable travel related expenses, including air and ground transportation, lodging, and needs incurred in connection with visits to the TJC Bakeries by Manager's employees. If TJC specifically requests Manager's employees to incur out-of-pocket expenses to manage the Franchise System, TJC shall reimburse Manager for such expenses.

     11.3 Extraordinary Services. Except as otherwise provided for under the terms of this Agreement, Manager shall not be obligated under the Management Agreement to provide any services of its legal, accounting, or similar staff, or any other service of a professional, technical, extraordinary, or non-routine nature, to or on behalf of TJC. Any such services as may be requested by TJC and provided by Manager shall be upon such terms and provisions as may be agreed upon by Manager and TJC at the time of such services.

12. Indemnification

     12.1 Indemnification by TJC. TJC shall indemnify and hold Manager, its affiliates, and their respective officers, directors, shareholders, agents and employees harmless against and from any and all out-of-pocket loss, claims, demands, liabilities, damages, costs and expenses (including reasonable attorneys' fees) resulting from: (a) any material breach of any covenant, representation, or warranty of TJC contained in this Agreement; and/or (b) any claim by a Franchisee for a breach of a TJC Franchise Agreement or the violation of any law regarding the offer, sale, renewal, transfer, or termination of the TJC Franchise Agreement; except for claims arising out of Manager's gross negligence under this Agreement; and/or (c) any claim by a third party, including any governmental authority, arising out of or relating to (i) the operation of the Franchise System, (ii) the sale, transfer or termination of any TJC Franchise Agreement, (iii) the manufacture, production, marketing, sale, purchase, distribution, use or consumption of its products produced, distributed, or sold at or from a TJC Bakery; except for claims arising out of Manager's gross negligence or intentional actions under this Agreement.


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

     12.2 Indemnification by Manager. Manager shall indemnify and hold harmless TJC and its affiliates, and their respective officers, directors, shareholders, agents and employees against and from any and all out-of-pocket loss, claims, demands, liabilities, damages, costs, and expenses (including reasonable attorneys' fees) resulting from: (i) any material breach of any covenant, representation, or warranty of Manager contained in this Agreement; and/or (ii) any claims by a Franchisee for breach of a TJC Franchise Agreement; except for claims arising out of TJC's gross negligence, or the implementation of TJC's instructions to Manager that were inconsistent with the terms and conditions of the Franchise Agreements.

13. General Provisions

     13.1 Relationship. It is the intent of the parties hereto to create an independent contract between TJC and Manager hereby, and Manager shall not have the power to bind or obligate TJC, except as specifically set forth in this Agreement or as otherwise approved by TJC in writing.

     13.2  Benefits  and  Obligations.   The  covenants  and  agreements  herein
contained shall inure to the benefit of, and be binding upon, the parties hereto, and their respective successors permitted assigns.

     13.3 Notices. Any and all notices required or permitted under this Agreement shall be in writing, and shall be personally delivered, sent by registered mail, reputable overnight delivery service, facsimile, or by other means which affords the sender evidence of delivery or rejected delivery, to the respective parties at the addresses designated below, unless and until a different address has been designated by written notice to the other party.

         If to Manager:   TJ Holding Company, Inc.
                          1000 Corporate Drive
                          Ft. Lauderdale, FL 33334-3651
                          Fax: (305) 351-5619
                          Attn: John Vanderslice, Vice President

         If to TJC:       T.J. Cinnamons, Inc.
                          135 Seaview Drive
                          Secaucus, New Jersey 07094
                          Fax: (201) 422-0858
                          Attn: Alan S. Gottlich, Vice Chairman/CFO


Any notice by a means which affords the sender evidence of delivery, or rejected delivery, shall be deemed to have been given at the date and time of receipt or rejected delivery.

     13.4 Entire Agreement. This Agreement is the entire agreement between the parties with respect to the subject matter hereof and no alteration, modification, or interpretation hereof shall be binding unless in writing and signed by the parties hereto.


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

     13.5 Severability. The parties agree that if any provisions of this Agreement may be construed in two ways, one of which would render the provision illegal or otherwise void or unenforceable, and the other of which would render the provision valid and enforceable, such provision shall have the meaning which renders it valid and enforceable. The language of each provision of this Agreement shall be construed according to its fair meaning and not strictly against any party. It is the intent of the parties that the provisions of this Agreement be enforced to the fullest extent, and should any court or other public agency determine that any provision herein is not enforceable as written in this Agreement, the provision shall be amended so that is enforceable to the fullest extent permissible under the laws and public policies of the jurisdiction in which the enforcement is sought. The provisions of this Agreement are severable, and this Agreement shall be interpreted and enforced as if all completely invalid or unenforceable provisions were not contained in the Agreement, and partially valid and enforceable provisions shall be enforced to the extent that they are valid and enforceable.

     13.6 Conflict with License Agreement. In the event of any conflict or inconsistency between the terms of this Agreement and the terms of the License Agreement, the terms of the License Agreement shall be controlling.

     13.7 Applicable Law. The entering into, performance, and interpretation of this Agreement shall be governed, construed, and interpreted by the laws of the state of Florida without regard to the law of conflicts (and without giving effect to the application of Florida choice-of-law rules). Manager and TJC hereby agree that to the extent that any disputes arise that cannot be resolved directly between the parties, the parties shall file any necessary suit only in the federal or state court having jurisdiction where Manager's principal office is then located. The parties irrevocably submit to the jurisdiction of any such court and waive any objection they may have to either the jurisdiction or venue of any such court. This Section 13.7 shall not be interpreted to apply any franchise law or business opportunity law to the relationship between Manager and TJC or the subject matter of this Agreement, which would not otherwise be applicable.

     13.8 Assignment. Manager shall have the right to transfer any of its rights or delegate any of its duties under this Agreement to any affiliate of Manager, or to any entity to whom Manager transfers or assigns its rights in and to the License Agreement. The term "affiliate" shall include any person or entity (or combination thereof) controlling, controlled by or under common control with Manager. TJC shall not transfer any of its rights or interests in this Agreement or in the Franchise Agreements except in accordance with the provisions of the License Agreement.

     13.9 No Third Party Rights. Except as expressly provided to the contrary herein, nothing in this Agreement is intended, nor shall be deemed, to confer upon any person or legal entity other than TJC, Manager, and Manager's affiliates and their respective officers, directors, and employees, and such of TJC's and Manager's respective successors and assigns (as may be permitted under this Agreement) any rights or remedies under or by reason of this Agreement.


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

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.

T.J. Cinnamons. Inc.                   TJ Holding Company. Inc.
TJC                                    Manager

By: _______________________            By: _______________________

Name: ______________________           Name: _______________________

Title: _______________________         Title: _______________________



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

                                    EXHIBIT A
                                       to
                              Management Agreement


TJC Bakeries
------------

       Franchisee Name                         Location
       ---------------                         --------

       See attached list (Schedule A-1)

       T.J. Cinnamons, Inc.                    Poughkeepsie Gallerie Mall, #129
                                               790 South Road
                                               Poughkeepsie, NY 126.01


TJC Retail Locations
--------------------

       Retail Licensee                         Location
       ---------------                         --------

       See attached list (Schedule A-2)



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

                                            Schedule A-1 to Management Agreement


SCHEDULE 3.7

LISTING OF THE LOCATIONS OF T.J CINNAMONS BAKERIES



                                                                                                                        Form of
                                                                                                Bakery                 Franchise
   Franchisee        Bakery #  Bakery Street Address                    Town            State    Zip       Phone #     Agreement
   ----------        --------  ---------------------                    ----            -----   -----   -----------    ----------

AJAM, ROBERT          216-01   3613 F. AMBASSADOR CAFFREY PKWY.         LAFAYETTE         LA    70503   318-988-2800   STD/87/FA

ALLEN, EDWARD         041-01   WINDY HILLS, 2359 WINDY HILLS ROAD
                               SUITE 340                                MARIETTA          GA    30067   404-953-1997   STD/86/FA

ALLEN, EDWARD         041-02   PARK AIRE LANDING 640 JOHNSON FERRY RD.  MARIETTA          GA    30067   404-977-3685   STD/88/FA

ALLEN, EDWARD         041-03   MACY'S CELLAR, 180 PEACHTREE ST. N.W.    ATLANTA           GA    30303   404-221-7932   STD/87/FA

ALLEN, EDWARD         041-05   MACY'S LENOX SQ.,
                               3393 PEACHTREE ST. N.E                   ATLANTA           GA    30326   404-231-8928   STD/87/FA

ALLEN, EDWARD         041-06   NORTHLAKE MALL, 4400 BRIAR CLIFF ROAD    DECATUR           GA    30345   404-231-8928

BAKKER, RICK          160-01   BALDWIN HILLS CRENSHAW PLAZA MLKBLVD     LOS ANGELES       CA    90008   213-291-5313   STD/87/FA

BONANNO, FRANK        190-09   EMERALD SQ. MALL,
                               999 S. WASHINGTON AVE.                   N. ATTELBOROUGH   CA    02760   508-695-3799   STD/1988

BONOMO, VINCENT       190-01   2700 POTOMAC MILLS MALL CIRCLE #808      WOODBRIDGE        VA    22192   703-821-3080   STD/87/FA

BONOMO, VINCENT       190-00   TYSON GALLERIA,
                               1790 U INTERNATIONAL DR.#3502            MCCLEAN           VA    22102   703-821-7944   STD187/FA

BONOMO, VINCENT       190-08   ST CHARLES TOWN CTR.
                               5000 ROUTE 301 SOUTH                     WALDORF           MD    20603   301-870-0811   STD/87/FA

BUCHANAN, LARRY       209-01   FANEUL HALL, SPACE #5                    BOSTON            MA    02109   617-387-8282   STD/87/FA

BURNETT, GARY/J UDY   234-01   SUGAR CREEK VILLAGE,
                               13881 U.S. HIGHWAY 59                    SUGARLAND         TX    77478   713-242-7655   STD/87/FA

BUTTS, JEFF/SHIRLEY   015-02   ENCANTADA SO. 2665 LOUISIANNA N.E.       ALBUQUERQUE       NM    87110   505-884-1115   STD/87/FA

CLEMENTS, STEVE       030-01   VICTORIA SQUARE SHOPS 401 W. MAIN        LEXINGTON         KY    40507   306-255-8824   STD/86/FA

DOHERTY, EDWARD       031-01   DANBURY FAIR MALL,
                               7 BACKUS AVE. BOX 394                    DANBURY           CT    06810   203-794-9866   STD/86/FA
FRAZZETTA,
  STEVEN/VIRGINIA     185-01   UNVERSITY COMMONS, 343 S. COLLEGE ROAD   WILMNGTON         NC    28409   910-395-5240   STD/87/FA

GLOYNA, SCOTT         072-01   319 E. 82ND STREET                       LUBBOCK           TX    79404   806-745-3409   STD/87/FA

HEFFERNAN, THOMAS     244-01   CRANBERRY MALL, 400 N. CENTER ST.        WESTMINSTER       MD    21157   410-876-6837   STD/87/FA

HEIN, RONALD          266-01   CTR. AT SALISBURY,
                               2300 N. SALISBURY BLVD - B104            SALISBURY         MD    21801   410-860-9361   STD/10002511

JEFFREY, BRUCE        213-01   11121 RODNEY PARHAM                      LITTLE ROCK       AR    72212   501-223-2048   STD/87/FA

KYLE, CAROL           235-01   205 SOUTH BURLINGTON                     HASTINGS          NE    68901   402-463-1727   STD/87/FA

LUZZI, MlIKE          238-01   PRINCETON MARKET FAIR,
                               3535 U.S. ROUTE 1                        PRINCETON         NJ
                                                                                                08540   609-520-8392   STD/1988

MAHMOOD, IRFAN        223-01   30 STATE HOUSE SQUARE PAVILION           HARTFORD          CT    06103   203-524-8022   STD/87/FA

MAYHEW, DICK          214-01   UNIVERSITY MALL, 155 DORSET STREET       SOUTH BURLINGTON  VT    05403   802-865-9287   STD/1988

McCLAY, KAREN         267-01   202 FRANKLIN MILLS CIRCLE                PHLADELPHIA       PA    19154   215-281-2691   STD/10002511

MCGRATH, MICHAEL      270-01   1001 BARNES CROSSING SPACE 115
                               MALL AT BARNES CROSSING                  TUPELO            MS    38801   601-840-3420   2/95

MENDENHALL, EDWARD    178-01   BAREFOOT LANDING,
                               4860 HIGHWAY 17 SOUTH                    N. MYRTLE BEACH   SC    29592   803-272-1935   STD/87/FA

MEYER, ROBERT         249-01   16720 REDMOND WAY, SUITE A               REDMOND           WA    98052   206-882-3636   STD/1989

MEYER, ROBERT         249-02   FIRST INTERSTATE CENTER
                               999 3RD AVE. -- PLAZA LEVEL              SEATTLE           WA    98104    206-223-8930   NEW

MILLER, CONNIE        210-01   HONEY CREEK SQ. MALL,
                               #D/5B HIGHWAY 41 SOUTH & I-70            TERREHAUTE        IN    47802   612-232-2606   10002729/
                                                                                                                       INDIANA
MORAN, LINDA          224-01   GOLD COAST MALL,
                               11503-05 COASTAL HIGHWAY                 OCEAN CITY        MD    21642   410-723-2932   STD/87/FA

NATCHIONNE, STEVE     257-01   ELECTRIC CO MALL,
                               2526 HILLSBOROUGH STREET                 RALEIGH           NC    27607   319-846-6070   STD/1988

NATCHIONNE, STEVE     257-02   CELEBRATION AT SIX FORKS,
                               7321 SIX FORKS ROAD                      RALEIGH           NC    27615   919-846-9004   STD/1988

NATCHIONNE, STEVE     257-03   CRABTREE VALLEY MALL 4325 GLENWOOD AVE   RALEIGH           NC    27615   919-782-3070

PATEL, UDAY           188-01   CASTLETON POINT, 5499 E. 82ND STREET     INDIANAPOLIS      IN    46250   317-842-6597   STD/197/FA

POWELL, JOHN         264-01    LINCOLN VILLAGE,
                               6406 NORTH INTERSTATE HWY. 35            AUSTIN            TX    78752   512-452-7655   STD/10002511

QUAGLIATA, TERRY     211-02    12 CORNERS SHOPPING PLAZA,
                               1890 MONROE AVE.                         ROCHESTER         NY    14618   716-473-1310   STD/87/FA

ROELKER, RICHARD     198-01    BROADWAY/PANTANO CTR
                               7865 E. BROADWAY BLVD #175               TUCSON            AZ    85710   602-298-2253   STD/87/FA

RYKACESKI, MIKE      209-01    #245 PARKWAY CENTER MALL                 PITTSBURGH        PA    15220   412-921-8511   STD/87/FA

BROWN, RON           206-01    VENTURE PARK, 306 N ROCK ROAD SUITE 20   WICHITA           KS    67206   316-686-7777   STD/87/FA

SPRAYBERRY, DAN      268-01    #154 UNIVERSITY MALL,
                               1701 MCFARLAND BLVD.                     EAST TUSCALOOSA   AL    35405   205-556-1122   STD/87/FA

ROSE, DAN            219-01    GILRICH MALL, 1016 W. 41 ST. STREET      SIOUX FALLS       SD    57105   305-336-1948   STD/87/FA

WARD, GREG           001-01    WOODLAND HILLS MALL,
                               7021 S. MEMORIAL DRIVE                   TULSA             OK    74133   916-250-9228       --

WARFIELD, ROBERT     226-01    WONDER MARKET PLAZA, 221-223 PARK AVE    WORCESTER         MA    01609   506-753-0724   STD/87/FA

WRIGHT, TUCKER       216-01    226 COUNTY ROAD                          BARRINGTON        RI    02806   401-245-0460   STD/1988


                     Schedule A-2 (to Management Agreement)

                              TJC Retail Locations

     1. Texaco StarMart Locations (and one Exxon location) identified on the attached list

     2. Petro stations, owned by the entities designated in the letter agreement dated November 21, 1995, proposed to be located at:

            a.   Petro 2
                 2125 N. 9th
                 Salinas, Kansas 67401

            b.   9787 U.S. Route 40 West
                 New Paris, Ohio 45347

            c.   Petro of York
                 4700 S. Lincoln
                 York, Nebraska 68467

     3. United Petroleum location at:

         United Petroleum
         1133 Kingston Pike
         Knoxville, Tennessee 37922

T.J. Cinnamons, Inc
Schedule of Texaco Starmart Locations
Pursuant to the Brice Foods License Agreement

                                                                  Date
 Locations                                                      Installed
 ---------                                                      ---------
 Exxon Texarkana                                                05/25/95
 Texaco - Jackson City MO                                       12/26/94
 Texaco - Platte, MO                                            12/26/94
 Texaco - Olathe KS                                             12/26/94
 Texaco - Overland Park KS                                      12/26/96
 Texaco - Johnson City KS                                       01/26/95
 Texaco - Tulsa Yale St                                         05/04/95
 Texaco - San Diego                                             08/15/95
 Texaco - Santa Clarita                                         08/25/95
 Texaco - Burbank                                               08/25/95
 Texaco - Merriam KS                                            10/15/95
 Texaco - S. Peoria Tulsa                                       09/25/95
 Texaco - White Oak/Fayetteville AR                             10/20/95
 Texaco - Westminister CO                                       Jan-96
 Texaco - Thornton CO                                           01/06/96
 Texaco - Denver CO                                             01/06/96
 Texaco - Tuelafin OR                                           04/01/96
 Texaco - Sherwood AR                                           11/14/95
 Texaco - Blue Springs MO                                       10/15/95
 Texaco - Sarasota FL                                           01/23/96
 Texaco - Anaheim CA                                            10/01/95
 Texaco - E. Kansas City MO                                     02/01/96
 Texaco - Mt Shasta CA                                          04/01/96
 Texaco - Azuza CA                                              02/01/96
 Texaco - Pomona CA                                             02/01/96
 Texaco - Victorville CA                                        02/01/96
 Texaco - Overland Park, KS                                     02/01/96
 Texaco - Independence MO                                       04/01/96
 Texaco - Belton MO                                             02/01/96
 Texaco - Kansas City MO                                        02/01/96
 Texaco - Oklahoma City OK                                      04/30/96
 Texaco - Fayetteville AR                                       04/22/96
 Texaco - Pleasant Valley MO                                    04/01/96